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                                                                  EXHIBIT 10.02

                            THIRD AMENDMENT TO LEASE

I.       PARTIES AND DATE.

         This Third Amendment to Lease (the "Third Amendment") dated December 11, 1996, is by and between THE IRVINE COMPANY, a Michigan corporation ("Landlord") and INTERPORE INTERNATIONAL, a California corporation ("Tenant").

II.      RECITALS.

         On July 25, 1991, Landlord and Tenant entered into a space lease for space located at 181 Technology Drive, Irvine, California ("Premises"), which lease was amended by Amendment No. 1 to Lease (the "First Amendment") dated February 26, 1992, and by Second Amendment to Lease dated February 25, 1993 (as amended, the "Lease").

         Landlord and Tenant each desire to modify the lease to extend the lease term, adjust the monthly rent and make such other modifications as are set forth in "III. MODIFICATIONS" below.

III.  MODIFICATIONS.

         A. Basic Lease Provisions. The Basic Lease Provisions are hereby amended as follows:

             1. Item 1 is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

                 "1. Address of Landlord:    Insignia Commercial Group, Inc.
                                             One Technology Drive, Suite F-207
                                             Irvine, CA 92618

                 with a copy of notices to:  IRVINE INDUSTRIAL COMPANY
                                             P.O. Box 6370
                                             Newport Beach, CA 92658-6370
                                             Attn:  V.P., Industrial Operations"

             2. Item 2 is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

                 "2. Address of tenant:      Interpore International
                                             181 Technology Drive
                                             Irvine, CA 92618"

             3. Item 4 is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

                 "Tenant's Contact: David Mercer, Telephone No. (714) 453-3200"

             4. Item 6 is hereby amended by deleting the zip code of "92718" therefrom and substituting "92618" in lieu thereof.




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                                                                   EXHIBIT 10.02


             5. Item 8 is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

                 "8. Term: The Term of this Lease shall expire at midnight on January 31, 2003."

             6. Effective as of February 1, 1998, Item 9 and Exhibit E to the Lease shall be deleted in their entirety and the following shall be substituted in lieu thereof:

                 "9. Monthly Rent: Thirty-Three Thousand One Hundred Forty-Seven Dollars ($33,147.00) per month.

                 Adjustments to Monthly Rent: Commencing on February 1, 1999, the Monthly Rent shall be Thirty-Four Thousand Four Hundred Seventy-Two Dollars ($34,472.00) per month.

                 Commencing on February 1, 2000, the Monthly Rent shall be Thirty-Five Thousand Eight Hundred Fifty-One Dollars ($35,851.00) per month.

                 Commencing on February 1, 2001, the Monthly Rent shall be Thirty-Seven Thousand Two Hundred Eighty-Six Dollars ($37,286.00) per month.

                 Commencing on February 1, 2002, the Monthly Rent shall be Thirty-Eight Thousand Seven Hundred Seventy-Seven Dollars ($38,777.00) per month."

             7. Item 11 is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

                 "11. SECURITY DEPOSIT: $33,147.00"

             8. Effective as of February 1, 1998, Item 17 shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                 "17. Parking Spaces: 125"

         B. Security Deposit. On or before November 1, 1997, Tenant shall deliver the sum of Sixteen Thousand Five Hundred Seventy-Three Dollars and Fifty Cents ($16,573.50) to Landlord, which sum shall be added to the Security Deposit presently being held by Landlord in accordance with Section 4.7 of the Lease.

         C. Lease Rider No.1. Lease Rider No. 1 entitled "Option to Extend Term" is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

                 "Right to Extend this Lease.   Provided that Tenant is not in
                 default under any provision of this Lease, either at the time of exercise of the extension right granted herein or at the time of the commencement of such extension, and provided further that Tenant is occupying at least 70% if The square footage of the Premises and/or has not assigned its interest in this Lease, Tenant may extend the term of this Lease for one
                 (1) period of sixty (60) months. Tenant shall exercise its right to extend the Term



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                                                                   EXHIBIT 10.02

                 May 1, 2002, Tenant's irrevocable written notice of its commitment to extend (the "Commitment Notice"). The Monthly Rent payable under the lease during the extension of the term shall be at the fair market rental, including subsequent adjustments, for comparable industrial space being leased by Landlord in the Project; provided that such rate shall in no event be less than the rate payable by Tenant during the month immediately preceding the commencement of the extension period. In the event that the parties are not able to agree on the fair market rental within one hundred twenty (120) days prior to the expiration date of the Term, then either party may elect, by written notice to the other party, to cause said rental, including subsequent adjustments, to be determined by appraisal as follows.

                 Within ten (10) days following receipt of such appraisal election, the parties shall attempt to agree on an appraiser to determine the fair market rental. If the parties are unable to agree in that time, then each party shall designate an appraiser within ten (10) days thereafter. Should either party fail to so designate an appraiser within that time, then the appraiser designated by the other party shall determine the fair rental value. Should each of the parties timely designate an appraiser, then the two appraisers so designated shall appoint a third appraiser who shall, acting alone, determine the fair rental value of the premises. Any appraiser designated hereunder shall have an M.A.I. certification with not less than five (5) years experience in the valuation of commercial industrial buildings in Orange County, California.

                 Within thirty (30) days following the selection of the appraiser, such appraiser shall determine the fair market rental value, including subsequent adjustments of the premises. In determining such value, the appraiser shall first consider rental comparables for the Project, provided that if adequate comparables do not exist then the appraiser may consider transactions involving similarly improved space in the Irvine Spectrum area with appropriate adjustments for differences in location and quality of project. In no event shall the appraiser attribute factors for market tenant improvement allowances or brokerage commissions to reduce said fair market rental. The fees of the appraiser(s) shall be shared equally by both parties.

                 Within twenty (20) days after the determination of the fair market rental, Landlord shall prepare a reasonably appropriate amendment to this Lease for the extension period and Tenant shall execute and return same to Landlord within ten (10) days. Should the fair market rental not be established by the commencement of the extension period, then Tenant shall continue paying rent at the rate in effect during the last month of the initial Term, and a lump sum adjustment shall be made promptly upon the determination of such new rental.

                 If Tenant fails to timely comply with any of the provisions of this paragraph, Tenant's right to extend the term shall be extinguished and the Lease shall automatically terminate as of the expiration date of the Term, without any extension and without any liability to Landlord. Any attempt to assign or transfer any right or interest created by this paragraph shall be void from its inception. Tenant shall have no other right to extend the term beyond the single sixty (60) month extension created



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                                                                   EXHIBIT 10.02


                 extension of the Term, whether created by an amendment to this Lease or by a holdover of the Premises by Tenant, or otherwise, shall be deemed a part of, and not in addition to, any duly exercised extension period permitted by this paragraph."

         D.      Landlord's Maintenance of Building.  The first sentence of
Section 9.1 of the Lease is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

                 "During the period commencing February 1, 1998 and ending January 31, 2003, at Landlord's sole cost and expense, Landlord will maintain, subject to the provisions of Article XI and Article XII, the integrity of the structural portions of the roof, exterior walls and foundation of the building."

         E.      Maintenance of Common Areas.  The first sentence of Paragraph
20.33.4 of the Addendum to Lease is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

                 "Landlord shall maintain or cause to be maintained the Common Areas in a first-class condition and in a manner comparable to other industrial buildings owned by Landlord in the Irvine Spectrum area, but the means chosen for operating and maintaining the common areas shall be determined by Landlord in its sole discretion."

IV.  GENERAL

         A. Effect of Amendments. The Lease shall remain in full force and effect except to the extent that it is modified by this Third Amendment.

         B. Entire Agreement. This Third Amendment embodies the entire understanding between Landlord and Tenant with respect to the modifications set forth in "III. MODIFICATIONS." above and can be changed only by a writing signed by Landlord and Tenant.

         C. Counterparts. If this Third Amendment is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one and the same amendment. In any action or proceeding, any photographic, photostatic, or other copy of this Third Amendment may be introduced into evidence without foundation.

         D. Defined Terms. All words commencing with initial capital letters in this Third Amendment and defined in the Lease shall have the same meaning in the Third Amendment as in the Lease, unless they are otherwise defined in this Third Amendment.

         E. Corporate and Partnership Authority. If Tenant is a corporation or Partnership, or comprised of either or both of them, each individual executing this Third Amendment for the corporation or Partnership represents that he or she is duly authorized to execute and deliver this Third Amendment on behalf of the corporation or partnership and that this Third Amendment is binding upon the corporation or partnership in accordance with its terms.

         F. Attorneys' Fees. The provisions of the Lease respecting payment of attorneys' fees shall also apply to this Third Amendment.




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                                                                   EXHIBIT 10.02

         Landlord and tenant executed this Third Amendment on the date set forth in "I. PARTIES AND DATE." above.

LANDLORD:                                  TENANT:

THE IRVINE COMPANY,                        INTERPORE INTERNATIONAL,
a Michigan corporation                     a California corporation


By: /s/ CLARENCE W. BARKER                 By: /s/ DAVID MERCER
    --------------------------------           --------------------------------
     Clarence W. Barker, President                 David Mercer
     Irvine Industrial Company,            Title:  President
     A division of The Irvine Company


By: /s/ JOHN C. TSU                        By: /s/ RICHARD HARRISON
    ---------------------------------          --------------------------------
        John C. Tsu                                Richard Harrison
        Assistant Secretary                Title:  CFO



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